TCW FUNDS, INC.

TCW Concentrated Large Cap Growth Fund

(Class I: TGCEX; Class I-3: TGCZX; Class N: TGCNX)

Supplement dated September 23, 2026 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2026, as supplemented

The Board of Directors of TCW Funds, Inc. (the “Directors”) approved a proposal to reclassify the TCW Concentrated Large Cap Growth Fund (the “Fund”) from “diversified” to “non-diversified.” This proposal is subject to approval by the shareholders of the Fund at a special shareholder meeting expected to be held on or about December 9, 2026. Proxy materials describing the proposal and the rationale for the proposal will be sent to shareholders of the Fund on or about October 12, 2026. No assurance can be given that shareholder approval will occur.

If approved, the Fund currently anticipates that the reclassification would take effect as soon as practicable following the special shareholder meeting, after which time the Fund’s prospectus and Statement of Additional Information will be updated to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.

Please retain this Supplement for future reference.